UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : July 25, 2005

CHEC FUNDING LLC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 2005 providing for the issuance of Centex Home Equity Loan Asset-Backed Certificates, Series 2005-B)

                                CHEC FUNDING, LLC
             on behalf of itself and the Trust described below with
                      respect to which it is the depositor
             (Exact name of registrant as specified in its charter)

         Delaware                  333-105322-07                75-2851805
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)

2728 North Harwood
Dallas, Texas                                                      75201
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (214) 981-5000

                                       N/A
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of Centex Home Equity Loan Trust 2005-B pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 2005, among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as Seller, Harwood Street Funding II LLC, as Conduit Seller, Centex Home Equity Company, LLC, as Servicer, and JPMorgan Chase Bank, N.A., as Trustee.

     On July 25, 2005 distributions were made to the Certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.01    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on July 25, 2005 as Exhibit 99.1.

CHEC FUNDING,LLC
Centex Home Equity Loan Asset-Backed Certificates, Series 2005-B
-------------------------------------------------------------------------------


SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                JPMORGAN CHASE BANK, N.A., not in its individual capacity, but solely as Trustee under the Agreement referred to herein



Date:  July 26, 2005         By:  /s/ Mark W. McDermott
                                  --------------------------------------------
                                Name:  Mark W. McDermott
                                Title: Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits

        99.1             Statement to Certificateholders July 25, 2005



Exhibit 99.1
Statement to Certificateholders July 25, 2005



                      Centex Home Equity Loan Trust 2005-B
                         STATEMENT TO CERTIFICATEHOLDERS
                                 July 25, 2005
----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
                ORIGINAL         BEGINNING                                                                                ENDING
                    FACE         PRINCIPAL                                                  REALIZED     DEFERRED        PRINCIPAL
CLASS              VALUE         BALANCE        PRINCIPAL       INTEREST       TOTAL         LOSSES       INTEREST        BALANCE
----------------------------------------------------------------------------------------------------------------------------------
AF1        67,500,000.00     60,514,409.40    4,377,969.56     204,236.13    4,582,205.69     0.00        0.00       56,136,439.84
AF2        16,000,000.00     16,000,000.00            0.00      56,533.33       56,533.33     0.00        0.00       16,000,000.00
AF3        16,550,000.00     16,550,000.00            0.00      60,890.21       60,890.21     0.00        0.00       16,550,000.00
AF4        37,500,000.00     37,500,000.00            0.00     152,906.25      152,906.25     0.00        0.00       37,500,000.00
AF5        20,370,000.00     20,370,000.00            0.00      90,137.25       90,137.25     0.00        0.00       20,370,000.00
AF6        16,000,000.00     16,000,000.00            0.00      64,866.67       64,866.67     0.00        0.00       16,000,000.00
AV1        73,000,000.00     68,561,015.02    1,070,890.86     185,005.50    1,255,896.36     0.00        0.00       67,490,124.16
AV2       338,000,000.00    297,361,711.23   28,928,245.95     782,743.91   29,710,989.86     0.00        0.00      268,433,465.28
AV3       232,500,000.00    232,500,000.00            0.00     630,092.05      630,092.05     0.00        0.00      232,500,000.00
AV4         9,080,000.00      9,080,000.00            0.00      25,525.55       25,525.55     0.00        0.00        9,080,000.00
M1         35,000,000.00     35,000,000.00            0.00     101,113.68      101,113.68     0.00        0.00       35,000,000.00
M2         33,000,000.00     33,000,000.00            0.00      96,105.75       96,105.75     0.00        0.00       33,000,000.00
M3         20,500,000.00     20,500,000.00            0.00      60,180.39       60,180.39     0.00        0.00       20,500,000.00
M4         18,500,000.00     18,500,000.00            0.00      56,899.13       56,899.13     0.00        0.00       18,500,000.00
M5         16,000,000.00     16,000,000.00            0.00      49,707.84       49,707.84     0.00        0.00       16,000,000.00
M6         18,000,000.00     18,000,000.00            0.00      56,901.32       56,901.32     0.00        0.00       18,000,000.00
M7         15,000,000.00     15,000,000.00            0.00      52,667.77       52,667.77     0.00        0.00       15,000,000.00
B          17,500,000.00     17,500,000.00            0.00      63,487.39       63,487.39     0.00        0.00       17,500,000.00
R                   0.00              0.00            0.00           0.00            0.00     0.00        0.00                0.00
TOTALS  1,000,000,000.00    947,937,135.65   34,377,106.37   2,790,000.12   37,167,106.49     0.00        0.00      913,560,029.28

XIO     1,000,159,487.76    956,543,620.51            0.00          24.48           24.48     0.00        0.00      924,957,459.51
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                    PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CURRENT
                       BEGINNING                                                               ENDING                   PASS-THRU
CLASS     CUSIP        PRINCIPAL          PRINCIPAL        INTEREST          TOTAL            PRINCIPAL       CLASS       RATE
----------------------------------------------------------------------------------------------------------------------------------
AF1     152314MR8     896.50976889      64.85880830       3.02572044      67.88452874       831.65096059      AF1        4.050000 %
AF2     152314MS6   1,000.00000000       0.00000000       3.53333313       3.53333313     1,000.00000000      AF2        4.240000 %
AF3     152314MT4   1,000.00000000       0.00000000       3.67916677       3.67916677     1,000.00000000      AF3        4.415000 %
AF4     152314MU1   1,000.00000000       0.00000000       4.07750000       4.07750000     1,000.00000000      AF4        4.893000 %
AF5     152314MV9   1,000.00000000       0.00000000       4.42500000       4.42500000     1,000.00000000      AF5        5.310000 %
AF6     152314MW7   1,000.00000000       0.00000000       4.05416688       4.05416688     1,000.00000000      AF6        4.865000 %
AV1     152314MX5     939.19198658      14.66973781       2.53432192      17.20405973       924.52224877      AV1        3.469380 %
AV2     152314MY3     879.76837642      85.58652648       2.31581038      87.90233686       794.18184994      AV2        3.384380 %
AV3     152314MZ0   1,000.00000000       0.00000000       2.71007333       2.71007333     1,000.00000000      AV3        3.484380 %
AV4     152314NA4   1,000.00000000       0.00000000       2.81118392       2.81118392     1,000.00000000      AV4        3.614380 %
M1      152314NB2   1,000.00000000       0.00000000       2.88896229       2.88896229     1,000.00000000      M1         3.714380 %
M2      152314NC0   1,000.00000000       0.00000000       2.91229545       2.91229545     1,000.00000000      M2         3.744380 %
M3      152314ND8   1,000.00000000       0.00000000       2.93562878       2.93562878     1,000.00000000      M3         3.774380 %
M4      152314NE6   1,000.00000000       0.00000000       3.07562865       3.07562865     1,000.00000000      M4         3.954380 %
M5      152314NF3   1,000.00000000       0.00000000       3.10674000       3.10674000     1,000.00000000      M5         3.994380 %
M6      152314NG1   1,000.00000000       0.00000000       3.16118444       3.16118444     1,000.00000000      M6         4.064380 %
M7      152314NH9   1,000.00000000       0.00000000       3.51118467       3.51118467     1,000.00000000      M7         4.514380 %
B       152314NJ5   1,000.00000000       0.00000000       3.62785086       3.62785086     1,000.00000000      B          4.664380 %
TOTALS                947.93713565      34.37710637       2.79000012      37.16710649       913.56002928

XIO     N/A           956.39108784       0.00000000       0.00002448       0.00002448       924.80996364      XIO        0.000000 %
-----------------------------------------------------------------------------------------------------------------------------------


IF THERE ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT, PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
               --------------------------------------------------
                                   RYAN VAUGHN
              JPMorgan Chase Bank, N.A. - Structured Finance Services NY
                           4 NEW YORK PLAZA FLR 6,
                            New York, New York 10004
                              Tel: (212) 623-4484
                              Fax: (212) 623-5930
                       Email: Ryan.M.Vaughn@JPMorgan.com
               --------------------------------------------------

Sec. 7.09(ii)                           Distributions Allocable to Principal

                                        Group I
                                        Scheduled Monthly Payments                                                       181,086.50
                                        Curtailments                                                                      37,666.03
                                        Prepayments in Full                                                            3,803,786.48
                                        Loans Repurchased by Seller                                                            0.00
                                        Substitution Amounts                                                                   0.00
                                        Net Liquidation Proceeds                                                               0.00

                                        Group II
                                        Scheduled Monthly Payments                                                        66,513.25
                                        Curtailments                                                                       4,175.68
                                        Prepayments in Full                                                              913,260.41
                                        Loans Repurchased by Seller                                                            0.00
                                        Substitution Amounts                                                                   0.00
                                        Net Liquidation Proceeds                                                               0.00

                                        Group III
                                        Scheduled Monthly Payments                                                       435,886.46
                                        Curtailments                                                                     565,844.85
                                        Prepayments in Full                                                           25,577,941.34
                                        Loans Repurchased by Seller                                                            0.00
                                        Substitution Amounts                                                                   0.00
                                        Net Liquidation Proceeds                                                               0.00

                                        Group I Subordination Increase Amount                                          2,790,945.37
                                        Group I Excess Overcollateralization Amount                                            0.00


Sec. 7.09(iv)                           Class Interest Carryover Shortfall
                                        Class AF1                                                                              0.00
                                        Class AF2                                                                              0.00
                                        Class AF3                                                                              0.00
                                        Class AF4                                                                              0.00
                                        Class AF5                                                                              0.00
                                        Class AF6                                                                              0.00
                                        Class AV1                                                                              0.00
                                        Class AV2                                                                              0.00
                                        Class AV3                                                                              0.00
                                        Class AV4                                                                              0.00
                                        Class M1                                                                               0.00
                                        Class M2                                                                               0.00
                                        Class M3                                                                               0.00
                                        Class M4                                                                               0.00
                                        Class M5                                                                               0.00
                                        Class M6                                                                               0.00
                                        Class M7                                                                               0.00
                                        Class B                                                                                0.00

Sec. 7.09(v)                            Class Principal Carryover Shortfall
                                        Group I Subordinate Certificates
                                        Class M1                                                                               0.00
                                        Class M2                                                                               0.00
                                        Class M3                                                                               0.00
                                        Class M4                                                                               0.00
                                        Class M5                                                                               0.00
                                        Class M6                                                                               0.00
                                        Class M7                                                                               0.00
                                        Class B                                                                                0.00

Sec. 7.09(vi)                           Aggregate Loan Balance of Each Group
                                        Group I Beginning Aggregate Loan Balance                                     168,149,284.71
                                        Group I Ending Aggregate Loan Balance                                        164,126,745.70

                                        Group II Beginning Aggregate Loan Balance                                     88,741,209.04
                                        Group II Ending Aggregate Loan Balance                                        87,757,259.70

                                        Group III Beginning Aggregate Loan Balance                                   699,653,126.76
                                        Group III Ending Aggregate Loan Balance                                      673,073,454.11

Sec. 7.09(vii)                          Overcollateralization
                                        Total Overcollateralization Amount                                            11,397,430.23
                                        Total Required Overcollateralization Amount                                   34,500,000.00

Sec. 7.09(viii)                         Internal Revenue Code Section 6049(d)(7)(C) Market Discount Information

Sec. 7.09(ix)                           Substitution Amounts
                                        Group I                                                                                0.00
                                        Group II                                                                               0.00
                                        Group III                                                                              0.00

Sec. 7.09(ix)                           Loan Purchase Price Amounts
                                        Group I                                                                                0.00
                                        Group II                                                                               0.00
                                        Group III                                                                              0.00

Sec. 7.09(x)                            Weighted Average Net Coupon Rate
                                        Group I                                                                            7.8188 %
                                        Group II                                                                           6.6946 %
                                        Group III                                                                          6.8438 %

Sec. 7.09(xii)                          Monthly Remittance Amount
                                        Group I                                                                        5,118,480.35
                                        Group II                                                                       1,479,357.86
                                        Group III                                                                     30,570,268.28

Sec. 7.09(xiii)                         Weighted Average Gross Margin
                                        Group II Loans                                                                     6.3510 %
                                        Group III Loans                                                                    6.5227 %

Sec. 7.09(xiv)                          Largest Loan Balance
                                        Group I                                                                          896,284.01
                                        Group II                                                                         355,499.53
                                        Group III                                                                        756,388.60

Sec. 7.09(xv)                           Basic Principal Amount
                                        Group I                                                                        4,022,539.01
                                        Group II                                                                         983,949.34
                                        Group III                                                                     26,579,672.65

Sec. 7.09(xvi)                          Net Wac Cap Carryover Paid
                                        Group I                                                                                0.00
                                        Group II                                                                               0.00
                                        Group III                                                                              0.00
                                        Subordinate                                                                            0.00

Sec. 7.09(xvi)                          Remaining Net Wac Cap Carryover
                                        Group I                                                                                0.00
                                        Group II                                                                               0.00
                                        Group III                                                                              0.00
                                        Group Subordinate                                                                      0.00

Sec. 7.09(xviii)                        Net Wac Cap
                                        Group I Net WAC Cap                                                                  7.82 %
                                        Group II Net WAC Cap                                                                 7.17 %
                                        Group III Net WAC Cap                                                                7.33 %
                                        Subordinate Net WAC Cap                                                              7.26 %

Sec. 7.09(xix)                          Applied Realized Loss Amounts
                                        Subordinate Certificates
                                        Class M1                                                                               0.00
                                        Class M2                                                                               0.00
                                        Class M3                                                                               0.00
                                        Class M4                                                                               0.00
                                        Class M5                                                                               0.00
                                        Class M6                                                                               0.00
                                        Class M7                                                                               0.00
                                        Class B                                                                                0.00

Sec. 7.09(xx)                  Stepdown Date Has Not Occurred

Sec. 7.09(b)(i)                Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency (Includes Bankruptcies)
                                               Group 1
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                   33             2,642,618.54                  1.61 %
                                              2 Month                    5               397,389.92                  0.24 %
                                              3 Month                    0                     0.00                  0.00 %
                                              Total                     38             3,040,008.46                  1.85 %
                                               Group 2
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                   26             3,509,497.65                  4.00 %
                                              2 Month                   10             1,153,120.56                  1.31 %
                                              3 Month                    0                     0.00                  0.00 %
                                              Total                     36             4,662,618.21                  5.31 %
                                               Group 3
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                  140            18,318,063.03                  2.72 %
                                              2 Month                   37             4,948,293.01                  0.74 %
                                              3 Month                   10             1,734,541.53                  0.26 %
                                               Total                   187            25,000,897.57                  3.72 %
                                               Group Totals
                                                                                         Principal
                                              Category              Number                Balance               Percentage
                                              1 Month                  199            24,470,179.22                  2.65 %
                                              2 Month                   52             6,498,803.49                  0.70 %
                                              3 Month                   10             1,734,541.53                  0.19 %
                                               Total                   261            32,703,524.24                  3.54 %

Sec. 7.09(b)(ii)                        Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    6              370,850.89                  0.23 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    2              233,408.89                  0.27 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   26             3,563,934.03                  0.53 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   34             4,168,193.81                  0.45 %

Sec. 7.09(b)(iii)                       Number and Aggregate Principal Amounts of Mortgage Loans in Bankruptcy
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    1               51,004.67                  0.03 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    0                  0.00                    0.00 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                    9              918,098.06                  0.14 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                   10              969,102.73                  0.10 %

Sec. 7.09(b)(iii)                       Balloon Loans
                                        Number of Balloon Loans                                                              12.00
                                        Balance of Balloon Loans                                                        881,451.92

Sec. 7.09(b)(iv)                        Number and Aggregate Principal Amounts of REO Loans
                                                               Group 1
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                               Group 2
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  0                    0.00                  0.00 %
                                                               Group 3
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  1                105,889.11                  0.02 %
                                                              Group Totals
                                                                                    Principal
                                                               Number               Balance                Percentage
                                                                  1                105,889.11                  0.01 %

Sec. 7.09(b)(v)                         Book Value of REO Loans
                                        Group I                                                                              0.00
                                        Group II                                                                             0.00
                                        Group III                                                                      112,591.32

Sec. 7.09(b)(vi)                        Realized Losses
                                        Group I:
                                        Monthly Realized Losses                                                              0.00
                                        Cumulative Realized Losses                                                           0.00
                                        Group II:
                                        Monthly Realized Losses                                                              0.00
                                        Cumulative Realized Losses                                                           0.00
                                        Group III:
                                        Monthly Realized Losses                                                              0.00
                                        Cumulative Realized Losses                                                           0.00

Sec. 7.09(b)(vii)                       Net Liquidation Proceeds
                                        Group I                                                                              0.00
                                        Group II                                                                             0.00
                                        Group III                                                                            0.00

Sec. 7.09(b)(viii)                      Group I 60+ Delinquency Percentage (Rolling Three Month)                         0.8253 %

Sec. 7.09(b)(ix)                        Cumulative Loss Percentage                                                         0.00 %
                                        Cumulative Realized Losses Since Cut-Off Date                                        0.00
                                        Aggregate Loan Balance as of the Cut-Off Date                            1,000,000,000.00

Sec. 7.09(b)(x)                         Has a Trigger Event Occurred?                                                          NO

                                        1-Month LIBOR for Current Distribution Date                                     3.31438 %



Copyright 2001 J.P. Morgan Chase & Co.  All rights reserved.